Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 26, 2005
	/s/	Thomas L. Hefner
Thomas L. Hefner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 26, 2005
	/s/	Barrington H. Branch
Barrington H. Branch

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 26, 2005
	/s/	Geoffrey Button
Geoffrey Button

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 26, 2005
	/s/	William Cavanaugh III
William Cavanaugh III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 26, 2005
	/s/	Ngaire E. Cuneo
Ngaire E. Cuneo

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 26, 2005
	/s/	Charles R. Eitel
Charles R. Eitel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 26, 2005
	/s/	Dr. R. Glenn Hubbard
Dr. R. Glenn Hubbard

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 25, 2005
	/s/	Dr. Martin C. Jischke
Dr. Martin C. Jischke

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 26, 2005
	/s/	L. Ben Lytle
L. Ben Lytle

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 26, 2005
	/s/	William O. McCoy
William O. McCoy

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 26, 2005
	/s/	John W. Nelley, Jr.
John W. Nelley, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: February 1, 2005
	/s/	James E. Rogers
James E. Rogers

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 26, 2005
	/s/	Jack R. Shaw
Jack R. Shaw

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 2004, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 26, 2005
	/s/	Robert J. Woodward, Jr.
Robert J. Woodward, Jr.